SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2003 (April 23, 2003)

Province Healthcare Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23639	62-1710772
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

105 Westwood Place
Suite 400
Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 370-1377
(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE

Item 9. Regulation FD Disclosure.

     On April 23, 2003, Province announced its first quarter 2003 financial results. Province’s press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition” of Form 8-K.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1 Copy of the press release, dated April 23, 2003, announcing financial results for the quarter ended March 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY

By:	/s/ Brenda B. Rector Brenda B. Rector Vice President and Controller

Date: April 28, 2003